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                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

                         BORROWER STOCK PLEDGE AGREEMENT

         PLEDGE AGREEMENT, dated as of September 8, 1999, made by Cogentrix Delaware Holdings, Inc., a Delaware corporation (the "Pledgor") in favor of Dresdner Bank AG, New York Branch, as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders referred to below.


                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of September 8, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Cogentrix Eastern America Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and Dresdner, as Administrative Agent, the Lenders have severally agreed to make Revolving Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Revolving Notes issued by the Borrower under the Credit Agreement;

         WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Revolving Loans to the Borrower that the Pledgor shall have executed and delivered this Pledge Agreement to the Administrative Agent for the ratable benefit of the Secured Parties (as defined in the Credit Agreement);

         WHEREAS, the Pledgor is the parent of the Borrower, and it is to the advantage of the Pledgor that the Lenders make the Revolving Loans to the Borrower; and

         WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Revolving Loans under the Credit Agreement, the Pledgor hereby agrees with the Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Credit Agreement), as follows:

         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "Agreement": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.


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         "Code": the Uniform Commercial Code from time to time in effect in the
State of New York.

         "Collateral": the Pledged Stock and all Proceeds.

         "Issuer": the Borrower.

         "Pledged Stock": the shares of capital stock listed on Schedule 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Borrower to the Pledgor while this Agreement is in effect.

         "Proceeds": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         "Secured Obligations": the collective reference to (a) the Obligations and (b) all obligations and liabilities of the Pledgor which may arise under or in connection with this Agreement or any other Credit Document to which the Pledgor is a party, whether on account of reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the other Secured Parties that are required to be paid by the Pledgor pursuant to the terms of this Agreement or any other Credit Document to which the Grantor is a party).

         "Securities Act": the Securities Act of 1933, as amended from time to time.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Pledge; Grant of Security Interest. The Pledgor hereby delivers to the Administrative Agent, for the ratable benefit of the Secured Parties, all the Pledged Stock and hereby grants to Administrative Agent, for the ratable benefit of the Secured Parties, a first security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. Stock Powers. Concurrently with the delivery to the Administrative Agent of each certificate representing one or more shares of Pledged Stock to the Administrative Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Administrative Agent so requests, signature guaranteed.

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         4. Representations and Warranties. The Pledgor represents and warrants that:

         (a) The Pledgor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the security interest in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the security interest in the Collateral pursuant to, this Agreement.

         (b) This Agreement constitutes a legal, valid and binding obligation of the Pledgor, enforceable in accordance with its terms, and upon delivery to the Administrative Agent of the stock certificates evidencing the Pledged Stock, the security interest created pursuant to this Agreement will constitute a valid, perfected first priority security interest in the Collateral, enforceable in accordance with its terms against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except in each case as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (c) The execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of the Pledgor and will not result in the creation or imposition of any Lien on any of the properties or revenues of the Pledgor pursuant to any Requirement of Law or Contractual Obligation of the Pledgor, except the security interest created by this Agreement.

         (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Pledgor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Pledgor, threatened by or against the Pledgor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

         (f) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the capital stock of the Borrower.

         (g) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (h) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.


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         5. Covenants. The Pledgor covenants and agrees with the Administrative
Agent and the other Secured Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Administrative Agent and the other Secured Parties, hold the same in trust for the Administrative Agent and the other Secured Parties and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by the Pledgor to the Administrative Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Borrower shall be paid over to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Secured Parties, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

         (b) Without the prior written consent of the Required Lenders, the Pledgor will not (1) vote to enable, or take any other action to permit, the Borrower to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Borrower,
(2) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, (3) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the security interest created by this Agreement or (4) enter into any agreement or undertaking restricting the right or ability of the Pledgor or the Administrative Agent to sell, assign or transfer any of the Collateral.

         (c) The Pledgor shall maintain the security interest created by this Agreement as a first, perfected security interest and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the


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Administrative Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

         (d) The Pledgor shall pay, and save the Administrative Agent and the other Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         6. Cash Dividends; Voting Rights. Unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall have given notice to the Pledgor of the Administrative Agent's intent to exercise its corresponding rights pursuant to Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid in the normal course of business of the Borrower and consistent with past practice, to the extent permitted in and subject to the provisions of the Credit Agreement, the Security Deposit Agreement and the other Credit Documents (including, without limitation, Section
6.5 of the Credit Agreement), in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Revolving Notes, this Agreement or any other Credit Document.

         7. Rights of the Secured Parties. (a) All money Proceeds received by the Administrative Agent hereunder shall be held by the Administrative Agent for the benefit of the Secured Parties and may, in the sole discretion of the Administrative Agent, be deposited and held in one or more of the Accounts. All Proceeds while held by the Administrative Agent (or by the Pledgor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 9(a).

         (b) If an Event of Default shall occur and be continuing and the Administrative Agent shall give notice of its intent to exercise such rights to the Pledgor, (1) the Administrative Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as the Administrative Agent may determine, and (2) all shares of the Pledged Stock shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Borrower or otherwise and (B) any and all rights of


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conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Borrower, or upon the exercise by the Pledgor or the Administrative Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         8. Remedies. (a) If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds in payment of the Secured Obligations in such order as the Administrative Agent may elect.

         (b) If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Administrative Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Administrative Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such


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application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-112 (a) through (e) of the Code.

         9. Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 9 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Borrower to (1) execute and deliver, and cause the directors and officers of the Borrower to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (2) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (3) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Borrower to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Borrower to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Borrower would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged


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Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. Irrevocable Authorization and Instruction to Borrower. The Pledgor hereby authorizes and instructs the Borrower to comply with any instruction received by it from the Administrative Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Borrower shall be fully protected in so complying.

         11. No Subrogation. Notwithstanding any payment or payments made by the Pledgor hereunder, or any setoff or application of funds of the Pledgor by any Secured Party, or the receipt of any amounts by the Administrative Agent or any other Secured Party with respect to any of the Collateral, the Pledgor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against the Borrower or against any other collateral security held by the Administrative Agent or any other Secured Party for the payment of the Obligations, nor shall the Pledgor seek any reimbursement from the Borrower in respect of payments made by the Pledgor in connection with this Agreement, or amounts realized by the Administrative Agent or any other Secured Party in connection with the Collateral, until all amounts owing to the Administrative Agent and the other Secured Parties on account of the Obligations are paid in full and the Revolving Commitments are terminated. If any amount shall be paid to the Pledgor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, the Revolving Commitments have not been terminated, such amount shall be held by the Pledgor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of the Pledgor, and shall, forthwith upon receipt by the Pledgor, be turned over to the Administrative Agent in the exact form received by the Pledgor (duly indorsed by the Pledgor to the Administrative Agent, if required) to be applied in accordance with the Credit Documents.

         12. Amendments, etc. with respect to the Secured Obligations; Waiver of Rights. (a) The Pledgor shall remain obligated hereunder, and the Collateral shall remain subject to the security interests granted hereby, notwithstanding that, without any reservation of rights against the Pledgor, and without notice to or further assent by the Pledgor, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any Secured Party may be rescinded by the Administrative Agent or such Secured Party, and any of the Secured Obligations continued, and the Secured Obligations, or the liability of the Borrower or any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with


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respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered, or released by the Administrative Agent or any other Secured Party, and the Credit Agreement, the Revolving Notes, the other Credit Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or part, as the Secured Parties (or the Required Lenders, as the case may be) may deem advisable from time to time, and any guarantee, right of offset or other collateral security at any time held by the Administrative Agent or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Obligations or any property subject thereto. The Pledgor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon this Agreement; the Secured Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement; and all dealings between the Borrower and the Pledgor, on the one hand, and the Administrative Agent and the other Secured Parties, on the other, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Agreement. The Pledgor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Pledgor with respect to the Secured Obligations. When pursuing its rights and remedies hereunder against the Pledgor, the Administrative Agent and any other Secured Party may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any other Secured Party to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Pledgor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against the Pledgor or the Collateral.

         (b) Anything herein to the contrary notwithstanding, the maximum amount which the Administrative Agent and the other Secured Parties are permitted to realize hereunder shall in no event exceed the amount which can be guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

         13. Administrative Agent's Appointment as Attorney-in-Fact. (a) The Pledgor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be


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necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in paragraph 13(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         14. Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account, except that (other than as may be provided in the Security Deposit Agreement in the case of any funds held in any Account) the Administrative Agent shall have no obligation to invest funds and may hold the same as demand deposits. Neither the Administrative Agent, any other Secured Party nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         15. Execution of Financing Statements. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         16. Authority of Administrative Agent. The Pledgor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Pledgor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Borrower shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         17. Notices. All notices, requests and demands to or upon the Administrative Agent or the Pledgor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         (a) if to the Administrative Agent, at its address or transmission number for notices provided in subsection 9.2 of the Credit Agreement; and

         (b) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

The Administrative Agent and the Pledgor may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

         18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         19. Integration. This Agreement represents the agreement of the Pledgor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any other Secured Party relative to the subject matter hereof not reflected herein.

         20. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed and delivered by the Pledgor and the Administrative Agent, provided that any provision of this Agreement may be waived by the Administrative Agent and the other Secured Parties in a letter or agreement executed and delivered by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

         (b) Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to paragraph 20(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         21. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         22. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Administrative Agent and the other Secured Parties and their successors and assigns.

         23. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                  COGENTRIX DELAWARE HOLDINGS, INC.



                                  By  /s/ Thomas F. Schwartz
                                      ------------------------------------------

                                  Title  President
                                         ---------------------------------------

                                  Address:  9405 Arrowpoint Boulevard
                                            Charlotte, NC 28273-8110
                                            Attention: Chief Financial Officer
                                            With copy to: General Counsel
                                            Fax: (704) 529-1006

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT



                          DESCRIPTION OF PLEDGED STOCK


                                    Class of   Stock Certificate
           Issuer                    Stock            No.          No. of Shares
-------------------------------     --------   -----------------   -------------

Cogentrix Eastern America, Inc.      Common            1               1,000